SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 6, 2009

BENDA PHARMACEUTICAL, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-16397	41-2185030
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Taibei Mingju, 4th Floor,
6 Taibei Road, Wuhan, Hubei Province, 430015, PRC
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+86 (27) 85494916
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 6, 2009, George Zhou submitted a letter of resignation notifying us that he resigned from the position of Chief Operating Officer of Benda Pharmaceutical, Inc. (the “Company”), effective May 6, 2009. Mr. Zhou’s resignation was due to personal reasons, and not the result of any disagreement with the Company or any officers or directors of the Company. The Board of Directors of the Company has not yet appointed another individual to fill the position of Chief Operating Officer.

ITEM 9.01 EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Dated: May 13, 2009	By:	/s/ Yiqing Wan
Yiqing Wan President